UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

THE MIDDLEBY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.            Completion of Acquisition or Disposition of Assets.

On January 5, 2009, the The Middleby Corporation (the “Company”), through its wholly-owned subsidiary Chef Acquisition Corp. (“Merger Sub”) completed its acquisition of TurboChef Technologies, Inc. (“TurboChef”).  Pursuant to an agreement and plan of merger, dated as of August 12, 2008 and amended November 21, 2008, (the “Merger Agreement”) by and among the Company, Merger Sub and TurboChef, TurboChef merged with and into Merger Sub, with Merger Sub becoming a wholly-owned subsidiary of the Company.  The Company purchased TurboChef in a stock and cash transaction valued at approximately $160.3  million.  Pursuant to the Merger Agreement, at the effective time of the merger, each share of TurboChef common stock, subject to certain exceptions, was converted into the right to receive $3.67 in cash, without interest, and 0.0486 of a share of common stock of the Company.

Item 9.01.            Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

(1)
TurboChef Technologies, Inc. Audited Consolidated Balance Sheets as of December 31, 2007 and 2006 and the Related Consolidated Statements of Operations, Stockholders’ Equity and Cash Flows for each of the Three Years in the period ended December 31, 2007 and the Report of Independent Registered Public Accounting Firm related thereto, filed as Exhibit 99.1 hereto and incorporated by reference herein.

(2)
TurboChef Technologies, Inc. Unaudited Condensed Consolidated Balance Sheets as of September 30, 2008 and December 31, 2007, and the Related Unaudited Condensed Consolidated Statements of Operations and Cash Flows for the Nine Months ended September 30, 2008 and 2007, filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b)           Pro Forma Financial Information

The pro forma financial information required by this item with respect to the transaction are filed as Exhibit 99.3 hereto and incorporated by reference herein:

(c)           Not applicable.

(d)           Exhibits.

Exhibit No.	Description

Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1
TurboChef Technologies, Inc. Audited Consolidated Balance Sheets as of December 31, 2007 and 2006 and the Related Consolidated Statements of Operations, Stockholders’ Equity and Cash Flows for each of the Three Years in the period ended December 31, 2007 and the Independent Auditors’ Report related thereto.

Exhibit 99.2
TurboChef Technologies, Inc. Unaudited Condensed Consolidated Balance Sheets as of September 30, 2008 and December 31, 2007, and the Related Unaudited Condensed Consolidated Statements of Operations and Cash Flows for the Nine Months Ended September 30, 2008 and 2007.

Exhibit 99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: January 9, 2009	By:	/s/ Timothy J. FitzGerald
Timothy J. FitzGerald
Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1
TurboChef Technologies, Inc. Audited Consolidated Balance Sheets as of December 31, 2007 and 2006 and the Related Consolidated Statements of Operations, Stockholders’ Equity and Cash Flows for each of the Three Years in the period ended December 31, 2007 and the Independent Auditors’ Report related thereto.

Exhibit 99.2
TurboChef Technologies, Inc. unaudited Condensed Consolidated Balance Sheets as of September 30, 2008 and December 31, 2007, and the related unaudited Consolidated Condensed Statements of Operations and Cash Flows for the Nine Months Ended September 30, 2008 and 2007.

Exhibit 99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.